UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2019

WESTERN ASSET

GLOBAL HIGH YIELD

BOND FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Yield Bond Fund for the twelve-month reporting period ended December 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2020

II	Western Asset Global High Yield Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. The Fund invests primarily in high-yield fixed income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the Fund invests at least 80% of its assets in high-yield bonds. High-yield bonds are rated below investment grade (that is, securities rated below the Baa/BBB categories) or, if unrated, securities we determined to be of comparable credit quality and are commonly known as “junk” bonds. Under normal circumstances, the Fund will be invested in at least three countries, (one of which may be the U.S.). The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers. The Fund’s investments may be of any maturity or durationi.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global high-yield market posted strong results during the twelve-month reporting period ended December 31, 2019. That said, the high-yield market experienced periods of volatility. This was due to a number of factors, including moderating global growth, a “dovish pivot” by the Federal Reserve Board (the “Fed”)ii, the trade conflict between the U.S. and China, uncertainties surrounding Brexit and numerous other geopolitical issues.

Demand for high-yield bonds was generally robust over the reporting period, as investors looked to generate incremental yield in the low interest rate environment. All told, the Bloomberg Barclays Global High Yield Index (USD Hedged) (the “Index”)iii returned 13.34% during the twelve months ended December 31, 2019. Within the Index for the year, the U.S. component returned 14.32%, whereas the European component (USD-hedged) and emerging market components returned 14.71% and 11.48%, respectively. For comparison purposes, the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Universal Indexiv, returned 9.29% for the reporting period.

Western Asset Global High Yield Bond Fund 2019 Annual Report	1

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio by reducing the Fund’s allocation to high-yield corporate bonds, largely in the Industrials sector. We increased the Fund’s allocation to investment-grade securities rated BBB. We also added to the Fund’s allocation to bank loans due to improved relative values and for more defensive carry (yield) within the below-investment-grade space. Finally, we increased the Fund’s allocation to U.S. dollar-denominated emerging market sovereigns. From a sector perspective, within the Communication Services sector, the Fund moved from an overweight to an underweight in the wireless industry. Finally, the Fund marginally increased its exposure to the Energy sector.

Currency forwards, futures and options were used to hedge the Fund’s non-U.S. dollar currency exposure during the reporting period. Collectively, these contributed to results.

Performance review

For the twelve months ended December 31, 2019, Class A shares of Western Asset Global High Yield Bond Fund, excluding sales charges, returned 13.44%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Global High Yield Index (Hedged), returned 13.34% for the same period. The Lipper High Yield Funds Category Averagev returned 13.06% over the same time frame.

Performance Snapshot as of December 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global High Yield Bond Fund:
Class A	2.18%	13.44%
Class C	1.81%	12.61%
Class C1[1]	2.00%	13.04%
Class I	2.16%	13.75%
Class IS	2.20%	13.84%
Bloomberg Barclays Global High Yield Index (Hedged)	3.19%	13.34%
Lipper High Yield Funds Category Average	3.60%	13.06%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Global High Yield Bond Fund 2019 Annual Report

distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, with-out which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2019 for Class A, Class C, Class C1, Class I and Class IS shares were 3.84%, 3.31%, 3.88%, 4.31%, and 4.39%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated April 29, 2019, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 1.16%, 1.88%, 1.64%, 0.90% and 0.82%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses, and acquired fund fees and expenses, to average net assets will not exceed 1.95% for Class C shares, 0.90% for Class I shares and 0.80% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same the fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period was security selection. Within the Communication Services sector, overweights to DISH Network Corp. and Altice USA, Inc. were beneficial. Dish DBS Corp.’s bonds moved higher as fundamental results showed signs of stabilization and the company continued to generate significant free cash flow. In addition, the company may benefit from future mergers and acquisitions (“M&A”) activity. Global communications firm Altice’s bonds performed well given in-line results at its operating subsidiaries and increased guidance.

Western Asset Global High Yield Bond Fund 2019 Annual Report	3

Fund overview (cont’d)

The company also communicated plans to improve its balance sheet and proactively extend its maturity profile. Elsewhere, an overweight to Teva Pharmaceuticals added to results. Teva Pharmaceuticals has been focused on cost cutting, which should be nearing conclusion, and resolving ongoing opioid litigations. Recent positive developments about a global opioid settlement agreement have supported its bond prices. Meanwhile, we believe investors will also be focused on Teva Pharmaceuticals’ product pipeline, which include Ajovy (for the treatment of migraines) and Austedo (for the treatment of certain symptoms related to Huntington’s disease).

From a sector positioning perspective, a large overweight to banking contributed to returns. The Fund’s quality biases were beneficial. In particular, the Fund’s higher quality bias, which included an underweight to lower quality CCC-rated credits, was additive for returns, as they underperformed their higher-rated counterparts.

Finally, having a duration that was longer than the benchmark was beneficial, as interest rates declined. From a yield curvevi perspective, having an overweight to the long-end of the curve, along with underweights to the intermediate- and short-ends of the curve, were rewarded.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its asset class and regional positioning. An overweight to emerging markets was a headwind for returns. An opportunistic allocation to investment-grade corporate bonds was not rewarded. Despite posting a double-digit gain during the reporting period, they lagged the overall high-yield corporate bond market.

In terms of security selection, an overweight to Argentina was negative for results. These securities were negatively impacted by the country’s external financing needs and heightened political uncertainty. In particular, an unexpectedly large margin of victory for the opposition party in Argentina’s presidential primaries caused debt domiciled in the country to decline considerably in August 2019. Given current valuations and International Monetary Fund (“IMF”)vii involvement, we are maintaining the Fund’s corporate and sovereign overweights. From a sector perspective, the Fund’s allocation to the Energy sector was detrimental for returns. A reorganized equity position in the natural gas focused company Montage Resources underperformed. Elsewhere, the Fund’s unsecured position in Chesapeake Energy was a headwind for performance. In both cases, they were dragged down by robust global energy supply and volatile prices.

Also, from a sector allocation perspective, underweights to the Information Technology and Consumer Cyclicals1 sectors detracted from returns, as they both outperformed the benchmark.

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

4	Western Asset Global High Yield Bond Fund 2019 Annual Report

Thank you for your investment in Western Asset Global High Yield Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 21, 2020

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield (“junk”) bonds and foreign securities, including emerging markets, involve risks beyond those inherent in higher rated and domestic investments. The risks of high-yield bonds include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Interesting in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and social, political and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 32 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2019 were: Sovereign Bonds (25.1%), Communication Services (15.3%), Energy (13.1%), Consumer Discretionary (12.3%), Financials (9.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Global High Yield Bond Fund 2019 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

iv

The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

[v]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 122 funds for the six-month period and among the 121 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

6	Western Asset Global High Yield Bond Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2019 and December 31, 2018 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global High Yield Bond Fund 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.18%	$1,000.00	$1,021.80	1.15%	$5.86	Class A	5.00%	$1,000.00	$1,019.41	1.15%	$5.85
Class C	1.81	1,000.00	1,018.10	1.87	9.51	Class C	5.00	1,000.00	1,015.78	1.87	9.50
Class C1	2.00	1,000.00	1,020.00	1.52	7.74	Class C1	5.00	1,000.00	1,017.54	1.52	7.73
Class I	2.16	1,000.00	1,021.60	0.88	4.48	Class I	5.00	1,000.00	1,020.77	0.88	4.48
Class IS	2.20	1,000.00	1,022.00	0.80	4.08	Class IS	5.00	1,000.00	1,021.17	0.80	4.08

8	Western Asset Global High Yield Bond Fund 2019 Annual Report

[1]	For the six months ended December 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Global High Yield Bond Fund 2019 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 12/31/19	13.44%	12.61%	13.04%	13.75%	13.84%
Five Years Ended 12/31/19	4.85	4.15	4.37	5.12	5.22
Ten Years Ended 12/31/19	6.08	N/A	5.60	6.37	N/A
Inception* through 12/31/19	—	4.09	—	—	5.02

With sales charges[3]	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 12/31/19	8.63%	11.61%	12.04%	13.75%	13.84%
Five Years Ended 12/31/19	3.94	4.15	4.37	5.12	5.22
Ten Years Ended 12/31/19	5.63	N/A	5.60	6.37	N/A
Inception* through 12/31/19	—	4.09	—	—	5.02

Cumulative total returns
Without sales charges[1]
Class A (12/31/09 through 12/31/19)	80.47%
Class C (Inception date of 8/1/12 through 12/31/19)	34.62
Class C1[2] (12/31/09 through 12/31/19)	72.37
Class I (12/31/09 through 12/31/19)	85.45
Class IS (Inception date of 8/31/12 through 12/31/19)	43.19

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, C1, I and IS shares are February 22, 1995, August 1, 2012, February 22, 1995, February 22, 1995 and August 31, 2012, respectively.

10	Western Asset Global High Yield Bond Fund 2019 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C1 Shares of Western Asset Global High Yield Bond Fund vs. Bloomberg Barclays Global High Yield Index (Hedged)† — December 2009 - December 2019

Value of $1,000,000 invested in

Class I Shares of Western Asset Global High Yield Bond Fund vs. Bloomberg Barclays Global High Yield Index (Hedged)† — December 2009 - December 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

Western Asset Global High Yield Bond Fund 2019 Annual Report	11

Fund performance (unaudited) (cont’d)

†

Hypothetical illustration of $10,000 invested in Class A and Class C1 shares and $1,000,000 invested in Class I shares of Western Asset Global High Yield Bond Fund on December 31, 2009, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2019. On August 1, 2012, Class C shares were reclassified as Class C1 shares. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Bloomberg Barclays Global High Yield Index (Hedged). The Bloomberg Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C1 and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	Western Asset Global High Yield Bond Fund 2019 Annual Report

Schedule of investments

December 31, 2019

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 57.5%
Communication Services — 9.2%
Diversified Telecommunication Services — 2.4%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,120,000		$1,173,549	(a)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	450,000		387,506
Telecom Italia Finance SA, Senior Notes	7.750%	1/24/33	380,000	EUR	639,552
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	850,000		915,867	(a)
Turk Telekomunikasyon AS, Senior Notes	6.875%	2/28/25	1,330,000		1,425,261	(a)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	990,000		1,019,784	(a)
Windstream Services LLC/Windstream Finance Corp., Secured Notes	10.500%	6/30/24	1,730,000		679,743	*(a)(b)
Total Diversified Telecommunication Services					6,241,262
Entertainment — 0.5%
Netflix Inc., Senior Notes	5.875%	11/15/28	330,000		366,435
Netflix Inc., Senior Notes	4.875%	6/15/30	940,000		956,427	(a)
Total Entertainment					1,322,862
Interactive Media & Services — 0.7%
Match Group Inc., Senior Notes	5.000%	12/15/27	440,000		459,953	(a)
Twitter Inc., Senior Notes	3.875%	12/15/27	1,300,000		1,302,574	(a)
Total Interactive Media & Services					1,762,527
Media — 3.0%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	1,215,000		1,306,720	(a)
Altice Luxembourg SA, Senior Secured Notes	10.500%	5/15/27	710,000		810,749	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	632,000		667,929	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	275,000		289,072	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes (3 mo. USD LIBOR + 1.650%)	3.559%	2/1/24	996,000		1,025,200	(c)
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,827,000		1,938,886
Summer BC Holdco B SARL, Senior Secured Notes	5.750%	10/31/26	580,000	EUR	680,188	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2019 Annual Report	13

Schedule of investments (cont’d)

December 31, 2019

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	390,000		$396,084	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	510,000		540,906	(a)
Total Media					7,655,734
Wireless Telecommunication Services — 2.6%
Crystal Almond SARL, Senior Secured Notes	4.250%	10/15/24	312,000	EUR	360,767	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	1,610,000		1,716,646	(a)
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	890,000		994,019	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,870,000		2,018,384
Sprint Corp., Senior Notes	7.875%	9/15/23	1,180,000		1,304,390
Sprint Corp., Senior Notes	7.625%	2/15/25	200,000		219,970
T-Mobile USA Inc., Senior Notes	4.000%	4/15/22	90,000		92,362
Total Wireless Telecommunication Services					6,706,538
Total Communication Services					23,688,923
Consumer Discretionary — 7.5%
Auto Components — 1.1%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,080,000		966,627	(a)
Adient US LLC, Senior Secured Notes	7.000%	5/15/26	400,000		436,750	(a)
American Axle & Manufacturing Inc., Senior Notes	6.250%	4/1/25	100,000		104,333
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	430,000		447,211
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	770,000		814,543	(a)
Total Auto Components					2,769,464
Diversified Consumer Services — 0.7%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	570,000		608,673	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	730,000		794,790	(a)
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	340,000		361,602	(a)
Total Diversified Consumer Services					1,765,065
Hotels, Restaurants & Leisure — 3.1%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	540,000		554,626	(a)
Cott Corp., Senior Notes	5.500%	7/1/24	720,000	EUR	843,584	(d)

See Notes to Financial Statements.

14	Western Asset Global High Yield Bond Fund 2019 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	360,000		$370,949
Marston’s Issuer PLC, Secured Notes (3 mo. GBP LIBOR + 2.550%)	3.335%	7/15/35	1,232,000	GBP	1,386,588	(c)(d)
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	670,000		689,585	(a)
Pinnacle Bidco PLC, Senior Secured Notes	6.375%	2/15/25	500,000	GBP	695,415	(a)
Saga PLC, Senior Notes	3.375%	5/12/24	1,280,000	GBP	1,512,308	(d)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,540,000		1,615,999	(a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	410,000		419,434	(a)
Total Hotels, Restaurants & Leisure					8,088,488
Household Durables — 0.2%
Lennar Corp., Senior Notes	4.750%	11/29/27	520,000		561,262
Specialty Retail — 1.6%
Maxeda DIY Holding BV, Senior Secured Notes	6.125%	7/15/22	810,000	EUR	885,826	(a)
Michaels Stores Inc., Senior Notes	8.000%	7/15/27	100,000		95,685	(a)
Party City Holdings Inc., Senior Notes	6.625%	8/1/26	1,050,000		742,689	(a)
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	500,000		510,625	(a)
ServiceMaster Co. LLC, Senior Notes	5.125%	11/15/24	760,000		790,084	(a)
Tendam Brands SAU, Senior Secured Notes	5.000%	9/15/24	240,000	EUR	277,298	(a)
Tendam Brands SAU, Senior Secured Notes (3 mo. EURIBOR + 5.250%, 5.250% floor)	5.250%	9/15/24	660,000	EUR	747,259	(a)(c)
Total Specialty Retail					4,049,466
Textiles, Apparel & Luxury Goods — 0.8%
CBR Fashion Finance BV, Senior Secured Notes	5.125%	10/1/22	550,000	EUR	635,806	(d)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,470,000		1,559,082	(a)
Total Textiles, Apparel & Luxury Goods					2,194,888
Total Consumer Discretionary					19,428,633
Consumer Staples — 0.2%
Household Products — 0.2%
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	300,000		313,878
Spectrum Brands Inc., Senior Notes	5.000%	10/1/29	230,000		238,130	(a)
Total Consumer Staples					552,008

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2019 Annual Report	15

Schedule of investments (cont’d)

December 31, 2019

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 12.6%
Oil, Gas & Consumable Fuels — 12.6%
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	840,000	$780,442	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	1,840,000	1,670,439	(a)
Ecopetrol SA, Senior Notes	4.125%	1/16/25	1,070,000	1,126,630
Extraction Oil & Gas Inc., Senior Notes	5.625%	2/1/26	40,000	24,114	(a)
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	1,370,000	1,520,612	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,490,000	1,502,419	(a)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	1,166,000	1,125,190
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	690,000	676,200
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	1,400,000	1,710,590
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	5,760,000	6,507,360
Range Resources Corp., Senior Notes	5.000%	3/15/23	1,620,000	1,494,142
Range Resources Corp., Senior Notes	4.875%	5/15/25	2,930,000	2,512,475
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	540,000	574,762
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	380,000	394,953
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	170,000	186,465	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	220,000	244,607	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,700,000	1,821,733	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	2,560,000	2,267,520	(a)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	800,000	861,286	(a)
Viper Energy Partners LP, Senior Notes	5.375%	11/1/27	270,000	281,300	(a)
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	1,240,000	1,270,764

See Notes to Financial Statements.

16	Western Asset Global High Yield Bond Fund 2019 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	750,000	$757,414
YPF SA, Senior Notes	8.500%	3/23/21	990,000	982,981	(a)
YPF SA, Senior Notes	8.500%	7/28/25	2,000,000	1,895,830	(a)
YPF SA, Senior Notes	6.950%	7/21/27	400,000	357,139	(a)
Total Energy				32,547,367
Financials — 9.0%
Banks — 7.6%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,050,000	1,180,688
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	680,000	761,236	(c)(e)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	490,000	546,993	(c)
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/17/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	3,830,000	3,873,222	(a)(c)
CIT Group Inc., Senior Notes	5.250%	3/7/25	430,000	473,897
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	650,000	704,785	(c)(e)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	280,000	308,252	(c)(e)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	1,400,000	1,472,087	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	3,170,000	3,434,255	(a)
Itau Unibanco Holding SA, Subordinated Notes	5.650%	3/19/22	750,000	790,718	(d)
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	510,000	578,970
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	570,000	612,337	(c)(e)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2019 Annual Report	17

Schedule of investments (cont’d)

December 31, 2019

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,240,000		$1,379,937
Santander UK Group Holdings PLC, Junior Subordinated Notes (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	640,000	GBP	926,054	(c)(d)(e)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	930,000		927,949	(a)
TC Ziraat Bankasi AS, Senior Notes	5.125%	9/29/23	810,000		797,372	(a)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	880,000		1,013,646	(a)(c)
Total Banks					19,782,398
Capital Markets — 0.4%
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	1,050,000		1,148,437	(a)(c)(e)
Consumer Finance — 0.4%
Ford Motor Credit Co. LLC, Senior Notes (3 mo. USD LIBOR + 0.430%)	2.332%	11/2/20	260,000		258,622	(c)
Ford Motor Credit Co. LLC, Senior Notes (3 mo. USD LIBOR + 0.880%)	2.881%	10/12/21	250,000		247,923	(c)
Navient Corp., Senior Notes	6.750%	6/15/26	390,000		429,371
Total Consumer Finance					935,916
Diversified Financial Services — 0.6%
Alliance Data Systems Corp., Senior Notes	4.750%	12/15/24	480,000		480,000	(a)
Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Secured Notes	6.625%	7/15/26	500,000		538,287	(a)
LHC3 PLC, Senior Secured Notes (4.125% Cash or 4.875% PIK)	4.125%	8/15/24	410,000	EUR	476,683	(a)(f)
Total Diversified Financial Services					1,494,970
Total Financials					23,361,721
Health Care — 7.4%
Health Care Equipment & Supplies — 0.1%
IDH Finance PLC, Senior Secured Notes	6.250%	8/15/22	250,000	GBP	307,142	(d)
Health Care Providers & Services — 2.6%
Centene Corp., Senior Notes	5.375%	6/1/26	1,350,000		1,435,185	(a)
Centene Corp., Senior Notes	4.250%	12/15/27	80,000		82,448	(a)

See Notes to Financial Statements.

18	Western Asset Global High Yield Bond Fund 2019 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
Centene Corp., Senior Notes	4.625%	12/15/29	200,000		$210,640	(a)
CHS/Community Health Systems Inc., Senior Secured Notes	8.000%	3/15/26	730,000		753,268	(a)
DaVita Inc., Senior Notes	5.000%	5/1/25	480,000		494,801
HCA Inc., Senior Notes	5.875%	2/15/26	100,000		113,898
HCA Inc., Senior Notes	5.375%	9/1/26	200,000		223,255
HCA Inc., Senior Notes	5.625%	9/1/28	690,000		787,600
HCA Inc., Senior Secured Notes	5.250%	6/15/26	620,000		695,503
Magellan Health Inc., Senior Notes	4.900%	9/22/24	1,750,000		1,798,851
Total Health Care Providers & Services					6,595,449
Pharmaceuticals — 4.7%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	830,000		954,873	(a)
Bausch Health Cos. Inc., Senior Notes	5.000%	1/30/28	740,000		761,379	(a)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	670,000		696,465	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	190,000		186,390
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	1,540,000		1,473,441
Teva Pharmaceutical Finance Netherlands II BV, Senior Notes	1.125%	10/15/24	930,000	EUR	913,618	(d)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	1,470,000		1,426,297
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	6,250,000		5,809,906
Total Pharmaceuticals					12,222,369
Total Health Care					19,124,960
Industrials — 2.3%
Building Products — 0.6%
Standard Industries Inc., Senior Notes	4.750%	1/15/28	1,430,000		1,469,071	(a)
Commercial Services & Supplies — 1.4%
GFL Environmental Inc., Senior Secured Notes	5.125%	12/15/26	610,000		642,867	(a)
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	320,000		327,296
United Rentals North America Inc., Senior Notes	5.875%	9/15/26	300,000		322,583
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	680,000		748,620

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2019 Annual Report	19

Schedule of investments (cont’d)

December 31, 2019

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	220,000		$236,235
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	1,250,000		1,303,850
Total Commercial Services & Supplies					3,581,451
Marine — 0.3%
Navios Maritime Acquisition Corp./ Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	980,000		776,405	(a)
Total Industrials					5,826,927
Information Technology — 1.3%
Communications Equipment — 0.6%
CommScope Inc., Senior Notes	8.250%	3/1/27	790,000		832,937	(a)
CommScope Technologies LLC, Senior Notes	6.000%	6/15/25	710,000		712,577	(a)
Total Communications Equipment					1,545,514
Internet Software & Services — 0.2%
IPD 3 BV, Senior Secured Notes	4.500%	7/15/22	490,000	EUR	562,439	(a)
Software — 0.5%
Fair Isaac Corp., Senior Notes	4.000%	6/15/28	940,000		949,400	(a)
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Senior Notes	6.000%	7/15/25	330,000		350,488	(a)
Total Software					1,299,888
Total Information Technology					3,407,841
Materials — 6.4%
Chemicals — 0.5%
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	1,290,000		1,287,559	(a)
Construction Materials — 0.1%
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	350,000		360,500	(a)
Containers & Packaging — 2.5%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	880,000		911,504	(a)(f)
Ardagh Packaging Finance PLC/ Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	2,320,000		2,438,900	(a)
Cascades Inc./Cascades USA Inc., Senior Notes	5.125%	1/15/26	20,000		20,600	(a)

See Notes to Financial Statements.

20	Western Asset Global High Yield Bond Fund 2019 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Cascades Inc./Cascades USA Inc., Senior Notes	5.375%	1/15/28	200,000		$206,000	(a)
Greif Inc., Senior Notes	6.500%	3/1/27	880,000		952,028	(a)
Hercule Debtco Sarl, Senior Secured Notes (6.750% Cash or 7.500% PIK)	6.750%	6/30/24	460,000	EUR	452,774	(a)(f)
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,230,000		1,374,952
Total Containers & Packaging					6,356,758
Metals & Mining — 2.8%
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,020,000		1,115,013	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	750,000		813,263	(a)
First Quantum Minerals Ltd., Senior Notes	7.000%	2/15/21	326,000		327,426	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	5/15/22	1,310,000		1,318,489	(a)
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	500,000		524,911
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	2,910,000		3,019,416
Total Metals & Mining					7,118,518
Paper & Forest Products — 0.5%
Mercer International Inc., Senior Notes	7.375%	1/15/25	1,310,000		1,413,968
Total Materials					16,537,303
Real Estate — 0.3%
Equity Real Estate Investment Trusts (REITs) — 0.3%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	304,000		263,728
ESH Hospitality Inc., Senior Notes	4.625%	10/1/27	460,000		466,601	(a)
Total Real Estate					730,329
Utilities — 1.3%
Electric Utilities — 0.9%
Pampa Energia SA, Senior Notes	7.500%	1/24/27	900,000		769,976	(a)
Perusahaan Listrik Negara PT, Senior Notes	5.500%	11/22/21	660,000		699,864	(d)
Sensata Technologies Inc., Senior Notes	4.375%	2/15/30	790,000		807,336	(a)
Total Electric Utilities					2,277,176

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2019 Annual Report	21

Schedule of investments (cont’d)

December 31, 2019

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power and Renewable Electricity Producers — 0.4%
Minejesa Capital BV, Senior Secured Notes	4.625%	8/10/30	1,020,000		$1,058,633	(a)
Total Utilities					3,335,809
Total Corporate Bonds & Notes (Cost — $140,744,370)					148,541,821
Sovereign Bonds — 25.1%
Argentina — 2.4%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	56.589%	6/21/20	53,980,000	ARS	475,212	(c)(g)
Argentine Republic Government International Bond, Senior Notes	6.875%	4/22/21	1,030,000		559,187
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	1,550,000		810,413
Argentine Republic Government International Bond, Senior Notes	6.875%	1/26/27	1,090,000		545,379
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	5,920,000		2,799,257
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	1,030,000		502,125	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,110,000		493,950	(a)
Total Argentina					6,185,523
Brazil — 4.3%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	1,512,000	BRL	395,093
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	5,469,000	BRL	1,511,662
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	234,000	BRL	68,600
Brazilian Government International Bond, Senior Notes	4.250%	1/7/25	7,230,000		7,703,565
Brazilian Government International Bond, Senior Notes	4.625%	1/13/28	1,250,000		1,344,687
Total Brazil					11,023,607
Colombia — 1.0%
Colombia Government International Bond, Senior Notes	4.000%	2/26/24	1,540,000		1,624,839
Colombia Government International Bond, Senior Notes	3.875%	4/25/27	1,000,000		1,060,347
Total Colombia					2,685,186

See Notes to Financial Statements.

22	Western Asset Global High Yield Bond Fund 2019 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Costa Rica — 0.5%
Costa Rica Government International Bond, Senior Notes	6.125%	2/19/31	630,000	$671,107	(a)
Costa Rica Government International Bond, Senior Notes	7.000%	4/4/44	510,000	538,527	(a)
Total Costa Rica				1,209,634
Croatia — 0.3%
Croatia Government International Bond, Senior Notes	6.625%	7/14/20	630,000	645,194	(a)
Dominican Republic — 0.6%
Dominican Republic International Bond, Senior Notes	5.500%	1/27/25	300,000	323,753	(a)
Dominican Republic International Bond, Senior Notes	6.850%	1/27/45	1,110,000	1,270,600	(a)
Total Dominican Republic				1,594,353
Ecuador — 1.1%
Ecuador Government International Bond, Senior Notes	10.750%	3/28/22	200,000	204,062	(a)
Ecuador Government International Bond, Senior Notes	7.950%	6/20/24	2,870,000	2,727,691	(d)
Total Ecuador				2,931,753
Egypt — 0.7%
Egypt Government International Bond, Senior Notes	6.125%	1/31/22	240,000	250,320	(d)
Egypt Government International Bond, Senior Notes	5.577%	2/21/23	750,000	786,076	(a)
Egypt Government International Bond, Senior Notes	7.600%	3/1/29	630,000	690,682	(a)
Total Egypt				1,727,078
El Salvador — 0.2%
El Salvador Government International Bond, Senior Notes	6.375%	1/18/27	500,000	532,679	(a)
Ghana — 0.6%
Ghana Government International Bond, Senior Notes	10.750%	10/14/30	740,000	949,323	(a)
Ghana Government International Bond, Senior Notes	8.125%	3/26/32	670,000	684,315	(a)
Total Ghana				1,633,638
Guatemala — 0.4%
Guatemala Government Bond, Senior Notes	4.375%	6/5/27	1,070,000	1,110,497	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2019 Annual Report	23

Schedule of investments (cont’d)

December 31, 2019

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Honduras — 0.5%
Honduras Government International Bond, Senior Notes	6.250%	1/19/27	1,100,000		$1,203,507	(a)
Indonesia — 3.0%
Indonesia Government International Bond, Senior Notes	2.950%	1/11/23	700,000		713,607
Indonesia Government International Bond, Senior Notes	4.125%	1/15/25	3,250,000		3,492,580	(a)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	1,500,000		1,600,171	(a)
Indonesia Treasury Bond, Senior Notes	8.250%	7/15/21	4,312,000,000	IDR	322,433
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/22	23,186,000,000	IDR	1,702,311
Total Indonesia					7,831,102
Ivory Coast — 0.2%
Ivory Coast Government International Bond, Senior Notes	5.750%	12/31/32	256,500		256,977	(d)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	290,000		293,249	(a)
Total Ivory Coast					550,226
Mexico — 0.3%
Mexican Bonos, Bonds	6.500%	6/9/22	13,730,000	MXN	722,667
Nigeria — 0.5%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	470,000		481,218	(d)
Nigeria Government International Bond, Senior Notes	7.875%	2/16/32	800,000		832,444	(a)
Total Nigeria					1,313,662
Paraguay — 0.5%
Paraguay Government International Bond, Senior Notes	5.000%	4/15/26	1,250,000		1,384,809	(a)
Russia — 1.1%
Russian Federal Bond — OFZ	8.150%	2/3/27	64,000,000	RUB	1,152,781
Russian Federal Bond — OFZ	7.050%	1/19/28	102,507,000	RUB	1,744,475
Total Russia					2,897,256
Senegal — 0.2%
Senegal Government International Bond, Senior Notes	6.250%	5/23/33	400,000		421,776	(a)

See Notes to Financial Statements.

24	Western Asset Global High Yield Bond Fund 2019 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
South Africa — 0.5%
Republic of South Africa Government International Bond, Senior Notes	4.875%	4/14/26	500,000	$521,364
Republic of South Africa Government International Bond, Senior Notes	5.650%	9/27/47	670,000	653,665
Total South Africa				1,175,029
Sri Lanka — 0.8%
Sri Lanka Government International Bond, Senior Notes	6.250%	10/4/20	650,000	660,397	(d)
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	290,000	295,220	(d)
Sri Lanka Government International Bond, Senior Notes	6.850%	3/14/24	530,000	537,390	(a)
Sri Lanka Government International Bond, Senior Notes	7.850%	3/14/29	520,000	528,994	(a)
Total Sri Lanka				2,022,001
Turkey — 2.5%
Turkey Government International Bond, Senior Notes	4.250%	4/14/26	6,970,000	6,519,480
Ukraine — 1.6%
Ukraine Government International Bond, Senior Notes	7.750%	9/1/20	1,460,000	1,504,988	(a)
Ukraine Government International Bond, Senior Notes	7.750%	9/1/24	500,000	547,186	(a)
Ukraine Government International Bond, Senior Notes	7.750%	9/1/26	800,000	876,689	(a)
Ukraine Government International Bond, Senior Notes	7.375%	9/25/32	1,100,000	1,176,139	(a)
Total Ukraine				4,105,002
United Arab Emirates — 1.2%
Abu Dhabi Government International Bond, Senior Notes	2.125%	9/30/24	3,200,000	3,194,480	(a)
Venezuela — 0.1%
Venezuela Government International Bond, Senior Notes	7.750%	10/13/19	1,401,000	164,618	*(d)(h)
Total Sovereign Bonds (Cost — $69,651,701)				64,784,757
Senior Loans — 12.0%
Communication Services — 5.2%
Diversified Telecommunication Services — 0.3%
Virgin Media Bristol LLC, Term Loan N (1 mo. USD LIBOR + 2.500%)	4.240%	1/31/28	700,000	705,250	(c)(i)(j)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2019 Annual Report	25

Schedule of investments (cont’d)

December 31, 2019

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Entertainment — 0.2%
CEOC LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	3.799%	10/7/24	602,775	$607,484	(c)(i)(j)
Media — 4.0%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	3.550%	4/30/25	4,838,843	4,877,403	(c)(i)(j)
Charter Communications Operating LLC, Term Loan B2	—	2/1/27	690,000	695,229	(k)
iHeartCommunications Inc., Term Loan (1 mo. USD LIBOR + 4.000%)	5.691%	5/1/26	917,053	927,042	(c)(i)(j)(k)
Lamar Media Corp., Term Loan B (1 mo. USD LIBOR + 1.750%)	3.563%	3/14/25	569,850	574,836	(c)(i)(j)
Numericable U.S. LLC, USD Term Loan B12 (1 mo. USD LIBOR + 3.688%)	5.427%	1/31/26	1,937,226	1,943,271	(c)(i)(j)
Terrier Media Buyer Inc., Term Loan	—	12/17/26	1,200,000	1,213,500	(k)
Total Media				10,231,281
Wireless Telecommunication Services — 0.7%
CSC Holdings LLC, Term Loan (1 mo. USD LIBOR + 2.500%)	4.240%	4/15/27	1,800,000	1,812,001	(c)(i)(j)
Total Communication Services				13,356,016
Consumer Discretionary — 4.8%
Auto Components — 0.3%
American Axle & Manufacturing Inc., Term Loan B	3.960-4.190%	4/6/24	778,712	777,981	(c)(i)(j)
Diversified Consumer Services — 0.5%
Prime Security Services Borrower LLC, 2019 Refinancing Term Loan B1 (1 mo. USD LIBOR + 3.250%)	4.944%	9/23/26	1,286,775	1,291,779	(c)(i)(j)
Hotels, Restaurants & Leisure — 1.9%
1011778 BC Unlimited Liability Co., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	3.549%	11/19/26	1,185,939	1,188,896	(c)(i)(j)
Aramark Services Inc., Term Loan B3 (1 mo. USD LIBOR + 1.750%)	3.549%	3/11/25	1,280,065	1,287,066	(c)(i)(j)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	4.549%	12/23/24	1,488,607	1,492,743	(c)(i)(j)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	3.542%	6/22/26	965,488	973,936	(c)(i)(j)
Total Hotels, Restaurants & Leisure				4,942,641

See Notes to Financial Statements.

26	Western Asset Global High Yield Bond Fund 2019 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 2.1%
Party City Holdings Inc., 2018
Replacement Term Loan	4.210-4.300%	8/19/22	1,175,023	$1,096,003	(c)(i)(j)(k)
PetSmart Inc., Term Loan B2 (1 mo. USD LIBOR + 4.000%)	5.740%	3/11/22	4,397,306	4,360,664	(c)(i)(j)
Total Specialty Retail				5,456,667
Total Consumer Discretionary				12,469,068
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Chesapeake Energy Corp., Term Loan A	—	6/24/24	1,350,000	1,393,875	(k)
Health Care — 0.4%
Health Care Providers & Services — 0.4%
Option Care Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	6.299%	8/6/26	540,000	538,482	(c)(i)(j)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	6.813%	6/12/26	518,700	515,717	(c)(i)(j)
Total Health Care				1,054,199
Industrials — 0.1%
Air Freight & Logistics — 0.1%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. USD LIBOR + 1.750%)	3.515%	1/15/25	358,983	361,676	(c)(i)(j)
Materials — 0.8%
Containers & Packaging — 0.8%
Reynolds Group Holdings Inc., Incremental U.S. Term Loan (1 mo. USD LIBOR + 2.750%)	4.549%	2/6/23	2,058,463	2,067,790	(c)(i)(j)
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.000% PIK)	9.799%	2/7/23	391,249	393,449	(c)(f)(i)(j)
Total Senior Loans (Cost — $30,403,595)				31,096,073
U.S. Government & Agency Obligations — 2.7%
U.S. Government Obligations — 2.7%
U.S. Treasury Notes	2.125%	5/31/21	1,100,000	1,108,100
U.S. Treasury Notes	1.500%	8/31/21	500,000	499,297
U.S. Treasury Notes	1.500%	11/30/21	500,000	499,404
U.S. Treasury Notes	1.750%	11/30/21	1,500,000	1,504,951
U.S. Treasury Notes	1.750%	3/31/22	1,650,000	1,656,542

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2019 Annual Report	27

Schedule of investments (cont’d)

December 31, 2019

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Government Obligations — continued
U.S. Treasury Notes	1.750%	7/15/22	1,000,000		$1,004,063
U.S. Treasury Notes	1.625%	5/31/23	750,000		750,190
Total U.S. Government & Agency Obligations (Cost — $6,986,663)					7,022,547
Convertible Bonds & Notes — 0.9%
Communication Services — 0.9%
Media — 0.9%
DISH Network Corp., Senior Notes	2.375%	3/15/24	510,000		467,594
DISH Network Corp., Senior Notes	3.375%	8/15/26	1,800,000		1,735,920
Total Communication Services					2,203,514
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	50,000		24,319
Total Convertible Bonds & Notes (Cost — $2,213,028)					2,227,833

			Shares
Investments in Underlying Funds — 0.5%
Invesco Senior Loan ETF (Cost — $1,196,770)			52,766		1,204,120

	Rate	Maturity Date	Face Amount†
Non-U.S. Treasury Inflation Protected Securities — 0.0%
Argentina — 0.0%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds (Cost — $338,362)	4.000%	3/6/20	14,203,616	ARS	137,469	(g)

			Shares
Common Stocks — 0.0%
Communication Services — 0.0%
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6		0	*(g)(l)(m)
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Escrow Shares			90,995		21,147	*(g)(l)

See Notes to Financial Statements.

28	Western Asset Global High Yield Bond Fund 2019 Annual Report

Western Asset Global High Yield Bond Fund

Security		Shares	Value
Energy — 0.0%
Energy Equipment & Services — 0.0%
Hercules Offshore Inc. (Escrow)		24,992	$25,524	*(g)(l)
KCAD Holdings I Ltd.		395,216,044	0	*(g)(l)(m)
Total Energy Equipment & Services			25,524
Oil, Gas & Consumable Fuels — 0.0%
MWO Holdings LLC		670	51,141	*(g)(l)
Total Energy			76,665
Total Common Stocks (Cost — $5,306,991)			97,812
Total Investments before Short-Term Investments (Cost — $256,841,480)			255,112,432

	Rate
Short-Term Investments — 0.3%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $739,514)	1.496%	739,514	739,514	(n)
Total Investments — 99.0% (Cost — $257,580,994)			255,851,946
Other Assets in Excess of Liabilities — 1.0%			2,576,108
Total Net Assets — 100.0%			$258,428,054

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2019 Annual Report	29

Schedule of investments (cont’d)

December 31, 2019

Western Asset Global High Yield Bond Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	The coupon payment on these securities is currently in default as of December 31, 2019.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(h)	The maturity principal is currently in default as of December 31, 2019.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	All or a portion of this loan is unfunded as of December 31, 2019. The interest rate for fully unfunded term loans is to be determined.

(l)	Security is valued using significant unobservable inputs (Note 1).

(m)	Value is less than $1.

(n)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2019, the total market value of investments in Affiliated Companies was $739,514 and the cost was $739,514 (Note 8).

Abbreviations used in this schedule:

ARS	— Argentine Peso

BRL	— Brazilian Real

CER	— Coeficente de Establilzacion de Referencia

ETF	— Exchange-Traded Fund

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

GBP	— British Pound

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

PIK	— Payment-In-Kind

RUB	— Russian Ruble

USD	— United States Dollar

See Notes to Financial Statements.

30	Western Asset Global High Yield Bond Fund 2019 Annual Report

Western Asset Global High Yield Bond Fund

At December 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
Euro	57	3/20	$7,953,046	$8,038,425	$(85,379)

At December 31, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	598,168	EUR	540,000	Barclays Bank PLC	1/17/20	$(8,190)
USD	288,258	EUR	260,823	BNP Paribas SA	1/17/20	(4,617)
EUR	972,000	USD	1,083,489	Citibank N.A.	1/17/20	7,956
USD	629,001	EUR	570,000	Citibank N.A.	1/17/20	(11,044)
USD	4,240,831	GBP	3,457,289	Citibank N.A.	1/17/20	(340,937)
EUR	150,000	USD	165,805	JPMorgan Chase & Co.	1/17/20	2,627
USD	222,231	EUR	200,000	JPMorgan Chase & Co.	1/17/20	(2,346)
USD	669,369	EUR	600,000	JPMorgan Chase & Co.	1/17/20	(4,362)
Total						$(360,913)

Abbreviations used in this table:

EUR	— Euro

GBP	— British Pound

USD	— United States Dollar

Summary of Investments by Country** (unaudited)
United States	41.4%
Brazil	8.7
Argentina	4.9
United Kingdom	4.0
Israel	3.8
Turkey	3.8
Indonesia	3.7
Italy	2.9
Mexico	1.9
Russia	1.7
Canada	1.6
Ukraine	1.6
Colombia	1.5
Netherlands	1.3
France	1.3
Luxembourg	1.3
United Arab Emirates	1.2
Ecuador	1.1

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2019 Annual Report	31

Schedule of investments (cont’d)

December 31, 2019

Western Asset Global High Yield Bond Fund

Summary of Investments by Country** (unaudited) (cont’d)
Ireland	1.1%
Germany	0.8
Sri Lanka	0.8
Peru	0.7
Egypt	0.7
Zambia	0.6
Ghana	0.6
Dominican Republic	0.6
Paraguay	0.5
Nigeria	0.5
Costa Rica	0.5
Honduras	0.5
South Africa	0.5
Switzerland	0.5
Guatemala	0.4
Spain	0.4
Hong Kong	0.3
Croatia	0.3
Ivory Coast	0.2
El Salvador	0.2
Jersey	0.2
Senegal	0.2
Macau	0.2
Greece	0.1
Venezuela	0.1
Investments in Underlying Funds	0.5
Short-Term Investments	0.3
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2019 and are subject to change.

See Notes to Financial Statements.

32	Western Asset Global High Yield Bond Fund 2019 Annual Report

Statement of assets and liabilities

December 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $256,841,480)	$255,112,432
Investments in affiliated securities, at value (Cost — $739,514)	739,514
Foreign currency, at value (Cost — $879,890)	857,303
Cash	1,015,879
Interest receivable	3,704,890
Receivable for securities sold	1,548,440
Deposits with brokers for open futures contracts	124,788
Receivable for Fund shares sold	121,002
Unrealized appreciation on forward foreign currency contracts	10,583
Prepaid expenses	34,902
Total Assets	263,269,733

Liabilities:
Payable for securities purchased	3,656,752
Payable for Fund shares repurchased	467,433
Unrealized depreciation on forward foreign currency contracts	371,496
Investment management fee payable	148,296
Distributions payable	41,180
Service and/or distribution fees payable	40,144
Payable to broker — variation margin on open futures contracts	18,169
Trustees’ fees payable	1,305
Accrued expenses	96,904
Total Liabilities	4,841,679
Total Net Assets	$258,428,054

Net Assets:
Par value (Note 7)	$410
Paid-in capital in excess of par value	307,425,277
Total distributable earnings (loss)	(48,997,633)
Total Net Assets	$258,428,054

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2019 Annual Report	33

Statement of assets and liabilities (cont’d)

December 31, 2019

Net Assets:
Class A	$159,161,415
Class C	$3,611,808
Class C1	$5,388,362
Class I	$26,801,789
Class IS	$63,464,680

Shares Outstanding:
Class A	25,245,137
Class C	571,697
Class C1	845,301
Class I	4,255,046
Class IS	10,074,667

Net Asset Value:
Class A (and redemption price)	$6.30
Class C*	$6.32
Class C1*	$6.37
Class I (and redemption price)	$6.30
Class IS (and redemption price)	$6.30

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.58

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

34	Western Asset Global High Yield Bond Fund 2019 Annual Report

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Interest from unaffiliated investments	$16,797,599
Interest from affiliated investments	72,533
Dividends	53,259
Less: Foreign taxes withheld	(32,798)
Total Investment Income	16,890,593

Expenses:
Investment management fee (Note 2)	1,835,055
Service and/or distribution fees (Notes 2 and 5)	527,711
Transfer agent fees (Note 5)	186,649
Registration fees	90,564
Fund accounting fees	72,414
Audit and tax fees	44,018
Legal fees	24,164
Shareholder reports	13,796
Custody fees	7,873
Trustees’ fees	6,230
Insurance	4,480
Commitment fees (Note 9)	2,908
Interest expense	1,011
Miscellaneous expenses	16,287
Total Expenses	2,833,160
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(23,327)
Net Expenses	2,809,833
Net Investment Income	14,080,760

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(6,480,166)
Futures contracts	419,000
Forward foreign currency contracts	632,948
Foreign currency transactions	(84,157)
Net Realized Loss	(5,512,375)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	24,965,953
Futures contracts	(26,812)
Forward foreign currency contracts	(597,966)
Foreign currencies	(17,767)
Change in Net Unrealized Appreciation (Depreciation)	24,323,408
Net Gain on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	18,811,033
Increase in Net Assets From Operations	$32,891,793

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2019 Annual Report	35

Statements of changes in net assets

For the Years Ended December 31,	2019	2018

Operations:
Net investment income	$14,080,760	$14,838,171
Net realized gain (loss)	(5,512,375)	1,810,193
Change in net unrealized appreciation (depreciation)	24,323,408	(29,207,239)
Increase (Decrease) in Net Assets From Operations	32,891,793	(12,558,875)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(12,844,187)	(14,532,025)
Return of capital	(1,517,622)	(620,685)
Decrease in Net Assets From Distributions to Shareholders	(14,361,809)	(15,152,710)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	50,764,057	42,017,373
Reinvestment of distributions	13,830,002	14,519,700
Cost of shares repurchased	(78,107,561)	(88,919,258)
Decrease in Net Assets From Fund Share Transactions	(13,513,502)	(32,382,185)
Increase (Decrease) in Net Assets	5,016,482	(60,093,770)

Net Assets:
Beginning of year	253,411,572	313,505,342
End of year	$258,428,054	$253,411,572

See Notes to Financial Statements.

36	Western Asset Global High Yield Bond Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$5.87	$6.48	$6.33	$5.85	$6.67

Income (loss) from operations:
Net investment income	0.33	0.32	0.33	0.40	0.42
Net realized and unrealized gain (loss)	0.44	(0.60)	0.17	0.48	(0.81)
Total income (loss) from operations	0.77	(0.28)	0.50	0.88	(0.39)

Less distributions from:
Net investment income	(0.30)	(0.32)	(0.33)	(0.40)	(0.43)
Return of capital	(0.04)	(0.01)	(0.02)	—	—
Total distributions	(0.34)	(0.33)	(0.35)	(0.40)	(0.43)

Net asset value, end of year	$6.30	$5.87	$6.48	$6.33	$5.85
Total return[2]	13.44%	(4.47)%	7.83%	15.74%	(6.29)%

Net assets, end of year (millions)	$159	$139	$174	$162	$151

Ratios to average net assets:
Gross expenses	1.15%	1.16%	1.14%	1.15%	1.13%
Net expenses[3]	1.15 [4]	1.14 [4]	1.14 [4]	1.15	1.13
Net investment income	5.29	5.19	5.17	6.59	6.45

Portfolio turnover rate	70%	99%	124%	99%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2019 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$5.88	$6.49	$6.34	$5.86	$6.67

Income (loss) from operations:
Net investment income	0.28	0.28	0.29	0.36	0.37
Net realized and unrealized gain (loss)	0.45	(0.60)	0.16	0.48	(0.80)
Total income (loss) from operations	0.73	(0.32)	0.45	0.84	(0.43)

Less distributions from:
Net investment income	(0.26)	(0.28)	(0.28)	(0.36)	(0.38)
Return of capital	(0.03)	(0.01)	(0.02)	—	—
Total distributions	(0.29)	(0.29)	(0.30)	(0.36)	(0.38)

Net asset value, end of year	$6.32	$5.88	$6.49	$6.34	$5.86
Total return[2]	12.61%	(5.14)%	7.23%	14.75%	(6.77)%

Net assets, end of year (000s)	$3,612	$4,391	$7,402	$6,828	$6,583

Ratios to average net assets:
Gross expenses	1.88%	1.88%	1.85%	1.85%	1.82%
Net expenses[3]	1.87 [4]	1.87 [4]	1.85	1.85	1.82
Net investment income	4.58	4.44	4.45	5.89	5.76

Portfolio turnover rate	70%	99%	124%	99%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Western Asset Global High Yield Bond Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$5.93	$6.55	$6.40	$5.92	$6.74

Income (loss) from operations:
Net investment income	0.31	0.30	0.31	0.38	0.39
Net realized and unrealized gain (loss)	0.44	(0.62)	0.16	0.48	(0.81)
Total income (loss) from operations	0.75	(0.32)	0.47	0.86	(0.42)

Less distributions from:
Net investment income	(0.28)	(0.29)	(0.30)	(0.38)	(0.40)
Return of capital	(0.03)	(0.01)	(0.02)	—	—
Total distributions	(0.31)	(0.30)	(0.32)	(0.38)	(0.40)

Net asset value, end of year	$6.37	$5.93	$6.55	$6.40	$5.92
Total return[2]	13.04%	(4.98)%	7.28%	15.09%	(6.60)%

Net assets, end of year (000s)	$5,388	$23,938	$33,074	$41,128	$44,474

Ratios to average net assets:
Gross expenses	1.63%	1.64%	1.63%	1.63%	1.61%
Net expenses[3]	1.62 [4]	1.62 [4]	1.63 [4]	1.63	1.61
Net investment income	4.91	4.71	4.70	6.13	5.97

Portfolio turnover rate	70%	99%	124%	99%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2019 Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$5.86	$6.48	$6.33	$5.85	$6.66

Income (loss) from operations:
Net investment income	0.34	0.34	0.35	0.42	0.43
Net realized and unrealized gain (loss)	0.45	(0.61)	0.16	0.48	(0.80)
Total income (loss) from operations	0.79	(0.27)	0.51	0.90	(0.37)

Less distributions from:
Net investment income	(0.31)	(0.34)	(0.34)	(0.42)	(0.44)
Return of capital	(0.04)	(0.01)	(0.02)	—	—
Total distributions	(0.35)	(0.35)	(0.36)	(0.42)	(0.44)

Net asset value, end of year	$6.30	$5.86	$6.48	$6.33	$5.85
Total return[2]	13.75%	(4.39)%	8.27%	15.87%	(5.92)%

Net assets, end of year (000s)	$26,802	$29,814	$38,236	$35,702	$37,193

Ratios to average net assets:
Gross expenses	0.90%	0.90%	0.89%	0.88%	0.89%
Net expenses[3]	0.89 [4]	0.89 [4]	0.89	0.88	0.89
Net investment income	5.56	5.45	5.41	6.87	6.69

Portfolio turnover rate	70%	99%	124%	99%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

40	Western Asset Global High Yield Bond Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$5.87	$6.48	$6.33	$5.85	$6.66

Income (loss) from operations:
Net investment income	0.35	0.35	0.36	0.42	0.44
Net realized and unrealized gain (loss)	0.44	(0.61)	0.16	0.48	(0.80)
Total income (loss) from operations	0.79	(0.26)	0.52	0.90	(0.36)

Less distributions from:
Net investment income	(0.32)	(0.34)	(0.35)	(0.42)	(0.45)
Return of capital	(0.04)	(0.01)	(0.02)	—	—
Total distributions	(0.36)	(0.35)	(0.37)	(0.42)	(0.45)

Net asset value, end of year	$6.30	$5.87	$6.48	$6.33	$5.85
Total return[2]	13.84%	(4.30)%	8.37%	15.97%	(5.81)%

Net assets, end of year (000s)	$63,465	$56,291	$61,017	$102,526	$91,473

Ratios to average net assets:
Gross expenses	0.81%	0.82%	0.79%	0.79%	0.78%
Net expenses[3]	0.80 [4]	0.80 [4]	0.79	0.79	0.78
Net investment income	5.64	5.55	5.57	6.94	6.81

Portfolio turnover rate	70%	99%	124%	99%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2019 Annual Report	41

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

42	Western Asset Global High Yield Bond Fund 2019 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Global High Yield Bond Fund 2019 Annual Report	43

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$148,541,821	—		$148,541,821
Sovereign Bonds	—	64,784,757	—		64,784,757
Senior Loans	—	31,096,073	—		31,096,073
U.S. Government & Agency Obligations	—	7,022,547	—		7,022,547
Convertible Bonds & Notes	—	2,227,833	—		2,227,833
Investments in Underlying Funds	$1,204,120	—	—		1,204,120
Non-U.S. Treasury Inflation Protected Securities	—	137,469	—		137,469
Common Stocks:
Communication Services	—	—	$0	*	—
Consumer Discretionary	—	—	21,147		21,147
Energy	—	—	76,665		76,665
Total Long-Term Investments	1,204,120	253,810,500	97,812		255,112,432
Short-Term Investments†	739,514	—	—		739,514
Total Investments	$1,943,634	$253,810,500	$97,812		$255,851,946
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$10,583	—		$10,583
Total	$1,943,634	$253,821,083	$97,812		$255,862,529

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other Financial Instruments:
Futures Contracts	$85,379	—	—		$85,379
Forward Foreign Currency Contracts	—	$371,496	—		371,496
Total	$85,379	$371,496	—		$456,875

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

44	Western Asset Global High Yield Bond Fund 2019 Annual Report

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Western Asset Global High Yield Bond Fund 2019 Annual Report	45

Notes to financial statements (cont’d)

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market

46	Western Asset Global High Yield Bond Fund 2019 Annual Report

risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and

Western Asset Global High Yield Bond Fund 2019 Annual Report	47

Notes to financial statements (cont’d)

provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2019, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $371,496. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

48	Western Asset Global High Yield Bond Fund 2019 Annual Report

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$23,753	$(23,753)

(a)	Reclassifications are due to a prior year adjustment.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte.

Western Asset Global High Yield Bond Fund 2019 Annual Report	49

Notes to financial statements (cont’d)

Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar dominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net investment management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.95%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2019, fees waived and/or expenses reimbursed amounted to $23,327, which included an affiliated money market fund waiver of $301.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

50	Western Asset Global High Yield Bond Fund 2019 Annual Report

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A		Class C	Class C1
Sales charges	$26,326		—	—
CDSCs	0	*	$13	$8

*	Amount represents less than $1.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$162,431,884	$16,124,076
Sales	176,159,762	12,749,147

At December 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$258,130,662	$14,157,294	$(16,436,010)	$(2,278,716)
Futures contracts	—	—	(85,379)	(85,379)
Forward foreign currency contracts	—	10,583	(371,496)	(360,913)

Western Asset Global High Yield Bond Fund 2019 Annual Report	51

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2019.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$10,583

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Futures contracts[2]	$85,379
Forward foreign currency contracts	371,496
Total	$456,875

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Futures contracts	$419,000
Forward foreign currency contracts	632,948
Total	$1,051,948

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Futures contracts	$(26,812)
Forward foreign currency contracts	(597,966)
Total	$(624,778)

52	Western Asset Global High Yield Bond Fund 2019 Annual Report

During the year ended December 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$8,010,473
Forward foreign currency contracts (to buy)	894,176
Forward foreign currency contracts (to sell)	7,544,831

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	—	$(8,190)	$(8,190)	—	$(8,190)
BNP Paribas SA	—	(4,617)	(4,617)	—	(4,617)
Citibank N.A.	$7,956	(351,981)	(344,025)	—	(344,025)
JPMorgan Chase & Co.	2,627	(6,708)	(4,081)	—	(4,081)
Total	$10,583	$(371,496)	$(360,913)	—	$(360,913)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$387,868	$147,466
Class C	39,801	2,907
Class C1	100,042	9,512
Class I	—	25,998
Class IS	—	766
Total	$527,711	$186,649

Western Asset Global High Yield Bond Fund 2019 Annual Report	53

Notes to financial statements (cont’d)

For the year ended December 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$13,160
Class C	344
Class C1	1,317
Class I	2,526
Class IS	5,980
Total	$23,327

6. Distributions to shareholders by class

	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Investment Income:
Class A	$7,488,871	$7,856,627
Class C	166,826	269,897
Class C1	598,027	1,345,963
Class I	1,480,949	1,869,999
Class IS	3,109,514	3,189,539
Total	$12,844,187	$14,532,025

Return of Capital:
Class A	$884,858	$335,568
Class C	19,712	11,528
Class C1	70,661	57,488
Class I	174,983	79,871
Class IS	367,408	136,230
Total	$1,517,622	$620,685

7. Shares of beneficial interest

At December 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

54	Western Asset Global High Yield Bond Fund 2019 Annual Report

Transactions in shares of each class were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,847,600	$36,507,715	2,702,479	$17,021,348
Shares issued on reinvestment	1,288,618	8,009,615	1,260,572	7,804,927
Shares repurchased	(5,566,512)	(34,531,901)	(7,102,607)	(44,494,982)
Net increase (decrease)	1,569,706	$9,985,429	(3,139,556)	$(19,668,707)
Class C
Shares sold	18,911	$117,329	10,549	$70,054
Shares issued on reinvestment	29,126	181,320	42,637	264,896
Shares repurchased	(222,858)	(1,385,834)	(447,130)	(2,763,720)
Net decrease	(174,821)	$(1,087,185)	(393,944)	$(2,428,770)
Class C1
Shares sold	116,499	$716,456	56,005	$371,823
Shares issued on reinvestment	101,255	634,807	216,072	1,353,095
Shares repurchased	(3,406,249)	(21,522,748)	(1,286,705)	(8,043,728)
Net decrease	(3,188,495)	$(20,171,485)	(1,014,628)	$(6,318,810)
Class I
Shares sold	1,034,053	$6,391,693	2,997,854	$18,728,035
Shares issued on reinvestment	246,083	1,527,338	286,410	1,771,016
Shares repurchased	(2,108,582)	(13,143,518)	(4,105,543)	(25,507,091)
Net decrease	(828,446)	$(5,224,487)	(821,279)	$(5,008,040)
Class IS
Shares sold	1,133,444	$7,030,864	936,466	$5,826,113
Shares issued on reinvestment	560,026	3,476,922	537,990	3,325,766
Shares repurchased	(1,216,194)	(7,523,560)	(1,299,954)	(8,109,737)
Net increase	477,276	$2,984,226	174,502	$1,042,142

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund and Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund, both managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio was available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio was not a registered money market fund, it conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion

Western Asset Global High Yield Bond Fund 2019 Annual Report	55

Notes to financial statements (cont’d)

of the year ended December 31, 2019. The following transactions were effected in shares of such companies for the year ended December 31, 2019.

	Affiliate Value at December 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio, LLC	$100,687	$73,465,230	73,465,230	$73,565,917	73,565,917
Western Asset Premier Institutional Government Reserves, Premium Shares	—	11,799,677	11,799,677	11,060,163	11,060,163
	$100,687	$85,264,907		$84,626,080

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2019
Western Asset Government Cash Management Portfolio, LLC	—	$68,256	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	4,277	—	$739,514
	—	$72,533	—	$739,514

9. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended December 31, 2019, the Fund incurred a commitment fee in

56	Western Asset Global High Yield Bond Fund 2019 Annual Report

the amount of $2,908. The Fund did not utilize the Redemption Facility during the year ended December 31, 2019.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$12,844,187	$14,532,025
Tax return of capital	1,517,622	620,685
Total distributions paid	$14,361,809	$15,152,710

As of December 31, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(46,520,080)
Other book/tax temporary differences(a)	275,540
Unrealized appreciation (depreciation)(b)	(2,753,093)
Total distributable earnings (loss) — net	$(48,997,633)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the difference between cash and accrual basis distributions paid, the deferral of certain late year losses for tax purposes, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and the difference between book and tax cost basis in partnership investments.

11. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

12. Subsequent event

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin

Western Asset Global High Yield Bond Fund 2019 Annual Report	57

Notes to financial statements (cont’d)

Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Legg Mason, would become an indirect wholly owned subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment management contract with the Manager, and any related sub-advisory contract(s), where applicable. Therefore, the Fund’s Board is expected to be asked to approve a new investment management contract between the Fund and the Manager (and a new sub-advisory contract(s), if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract(s), if applicable) is expected to be presented to the shareholders of the Fund for their approval.

58	Western Asset Global High Yield Bond Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Global High Yield Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global High Yield Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 21, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Global High Yield Bond Fund 2019 Annual Report	59

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 11-12, 2019, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Global High Yield Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of the sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (Singapore) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

60	Western Asset Global High Yield Bond Fund

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity

Western Asset Global High Yield Bond Fund	61

Board approval of management and subadvisory agreements (unaudited) (cont’d)

programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as global high yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2019 was above the median and that its performance for the 5- and 10-year periods ended June 30, 2019 was below the median. The Board noted the explanations from

62	Western Asset Global High Yield Bond Fund

the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of global high yield funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was approximately equivalent to the median and

Western Asset Global High Yield Bond Fund	63

Board approval of management and subadvisory agreements (unaudited) (cont’d)

that its Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2021.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board also noted that the Fund’s Contractual Management Fee was approximately equivalent to the median of the expense group. In addition, the Board noted the size of the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

64	Western Asset Global High Yield Bond Fund

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on December 3, 2019 for shareholders of record as of September 13, 2019 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective January 1, 2020, the Board is composed of the following Trustees:

Trustee	For	Withheld	Abstained
Robert Abeles, Jr.	11,997,108,647	276,409,003	434,312
Jane F. Dasher	11,994,622,783	279,066,222	262,958
Anita L. DeFrantz	11,977,500,738	296,188,267	262,958
Avedick B. Poladian	12,008,511,650	265,038,045	402,268
Susan B. Kerley	11,991,288,921	282,260,773	402,268
William E.B. Siart	11,976,672,918	296,844,732	434,312
Jaynie Miller Studenmund	12,005,543,214	267,996,794	411,955
Ronald L. Olson	11,995,459,439	278,154,565	337,959
Peter J. Taylor	12,000,052,983	273,487,025	411,955
Jane E. Trust	12,008,224,324	265,464,680	262,958

The above Trustees have also been elected to serve as board members of other Western Asset-advised mutual funds within the Legg Mason fund complex.

Western Asset Global High Yield Bond Fund	65

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Global High Yield Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†. A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership — resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees††

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

66	Western Asset Global High Yield Bond Fund

Independent Trustees†† (cont’d)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

Western Asset Global High Yield Bond Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2018)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[4] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

68	Western Asset Global High Yield Bond Fund

Interested Trustee

Ronald L. Olson[5]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[6]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee[3]	142
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Global High Yield Bond Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

70	Western Asset Global High Yield Bond Fund

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

Western Asset Global High Yield Bond Fund	71

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

††	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex.

[4]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[5]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[6]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

72	Western Asset Global High Yield Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2019:

Record date:	Daily
Payable date:	January 2019 through December 2019
Tax Return of Capital	10.60%

Western Asset Global High Yield Bond Fund	73

Western Asset

Global High Yield Bond Fund

Trustees*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*

During a December 3, 2019 special meeting of shareholders, a new group of board members were elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Global High Yield Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global High Yield Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global High Yield Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010736 2/20 SR20-3815

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2018 and December 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $316,910 in December 31, 2018 and $168,455 in December 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2018 and $0 in December 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2018 and $0 in December 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $12,000 in December 31, 2018 and $0 in December 31, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2018 and December 31, 2019; Tax Fees were 100% and 100% for December 31, 2018 and December 31, 2019; and Other Fees were 100% and 100% for December 31, 2018 and December 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $678,000 in December 31, 2018 and $938,841 in December 31, 2019.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.*
Jane F. Dasher*
Anita L. DeFrantz*
Susan B. Kerley*
Ronald L. Olson*
Avedick B. Poladian*
William E.B. Siart*
Jaynie M. Studenmund*
Peter J. Taylor*

*  During a December 3, 2019 special meeting of shareholders, a new group of board members were elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC., effective January 1, 2020.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 2, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	March 2, 2020